RAYONIER INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME (LOSS) (Parenthetical) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Continuing Operations
Cash flow hedges, tax expense	$ 0	$ 0	$ 0
Actuarial change and amortization of pension and postretirement plans, tax benefit	1,222	0	0
Discontinued Operations
Cash flow hedges, tax expense	(3,790)	2,368	(555)
Foreign currency translation adjustment, tax expense	$ 0	$ 0	$ 0